                                                                    EXHIBIT 10.1

                                [GREAT-WEST LOGO]



                     NONQUALIFIED DEFERRED COMPENSATION PLAN


                               BASIC PLAN DOCUMENT


                                  SPONSORED BY



                            GREAT-WEST LIFE & ANNUITY

                                INSURANCE COMPANY





GREAT-WEST LIFE & ANNUITY
G1687(rev5/97)
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                                TABLE OF CONTENTS

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PREAMBLE                                                                       4

                                    ARTICLE I
                                   DEFINITIONS

    1.1              Administrator                                             5
    1.2              Adoption Agreement                                        5
    1.3              Beneficiary                                               5
    1.4              Benefit Distribution Date                                 5
    1.5              Change Of Control                                         5
    1.6              Code                                                      5
    1.7              Company                                                   5
    1.8              Compensation                                              6
    1.9              Deferral Agreement                                        6
    1.10             Deferrals                                                 6
    1.11             Distributable Event                                       6
    1.12             Effective Date                                            6
    1.13             Employee                                                  6
    1.14             Entry Date                                                6
    1.15             ERISA                                                     6
    1.16             Independent Contractor                                    6
    1.17             Nonqualified Deferred Compensation Plan                   6
    1.18             Participant                                               6
    1.19             Plan                                                      7
    1.20             Plan Year                                                 7
    1.21             Separation From Service                                   7
    1.22             Sponsor                                                   7
    1.23             Trust                                                     7
    1.24             Trustee                                                   7
    1.25             Valuation Date                                            7

                                   ARTICLE II
                            ELIGIBILITY REQUIREMENTS

    2.1              Participation                                             8
    2.2              Change In Classification Of Employment                    8
    2.3              Computation Period                                        8
    2.4              Service With Controlled Groups                            8
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                                   ARTICLE III
                            DEFERRAL OF COMPENSATION

    3.1              Deferral Agreement                                        9
    3.2              Deferral Procedure                                        9
    3.3              Amending Deferral Agreement                               9
    3.4              Termination Of Deferral Agreement                         9

                                   ARTICLE IV
                              COMPANY CONTRIBUTIONS

    4.1              Employee Deferrals                                       10
    4.2              Company Contributions                                    10
    4.3              Responsibility For Contributions                         10

                                    ARTICLE V
                        PARTICIPANT ACCOUNTS AND REPORTS

    5.1              Establishment Of Accounts                                11
    5.2              Account Maintenance                                      11
    5.3              Valuation Of Assets                                      11
    5.4              Allocation Methods                                       11
    5.5              Valuation Date                                           11
    5.6              Participant Statements                                   12
    5.7              Investment Preference                                    12

                                   ARTICLE VI
                            BENEFIT AND DISTRIBUTIONS

    6.1              Benefits                                                 13
    6.2              Distributable Event                                      13
    6.3              Form Of Payment                                          13
    6.4              Payment Medium                                           13
    6.5              Death Benefits                                           13
    6.6              Beneficiary Designation                                  13
    6.7              No Beneficiary                                           13
    6.8              Hardship Withdrawal                                      14
    6.9              Claims Procedure                                         14
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                                   ARTICLE VII
                                     VESTING

    7.1              Deferrals                                                15
    7.2              Company Contributions                                    15
    7.3              Computation Period                                       15
    7.4              Assets                                                   15

                                  ARTICLE VIII
                               PLAN ADMINISTRATION

    8.1              Administrator                                            16
    8.2              Duties Of Administrator                                  16
    8.3              Delegation of Duties and Employment of Agents            16
    8.4              Company                                                  16
    8.5              Administrative Fees And Expenses                         16

                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

    9.1              Amendment                                                17
    9.2              Termination                                              17

                                    ARTICLE X
                                  MISCELLANEOUS

    10.1             Total Agreement                                          18
    10.2             Employment Rights                                        18
    10.3             Governing Law                                            18
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Great-West Life & Annuity
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                                       3
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                                    PREAMBLE

The Company, by executing the attached Adoption Agreement, hereby establishes an unfunded Nonqualified Deferred Compensation Plan for a select group of management or highly compensated Employees. Under Plan terms, eligible management or highly compensated Employees will be permitted to defer a portion of their Compensation not yet earned until they attain their Benefit Distribution Date defined under paragraph 1.4 of the Plan. Participants shall have no right, either directly or indirectly, to anticipate, sell, assign or otherwise transfer any benefit accrued under the Plan. In addition, no Participant shall have any interest in any Company assets set aside as a source of funds to satisfy its benefit obligations under the Plan, including the establishment of any trust under the terms of Revenue Procedure 92-64 or under the terms of any amendment thereof or successor thereto. Participants shall have the status of general unsecured creditors of the employer and the Plan constitutes an unsecured promise by the employer to make benefit payments in the future.


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                                    ARTICLE I
                                   DEFINITIONS

1.1      ADMINISTRATOR              The individual or committee appointed by the
                                    Company to administer the Plan as provided herein. If no such appointment is made, the Compensation Committee ("Compensation
                                    Committee") of the Board Of Directors
                                    ("Board") of the Company shall serve as the Administrator. If a Compensation Committee does not exist and no appointment is made by the Board, then the Board shall serve as the Administrator.

1.2      ADOPTION                   The written instrument attached to this
         AGREEMENT                  Basic Plan Document by which the Company
                                    elects to establish a Nonqualified
                                    Deferred Compensation Plan for eligible
                                    Employees.

1.3      BENEFICIARY                An individual, individuals or trust
                                    designated by the Participant to receive his or her benefit in the event of the Participant's death. If more than one
                                    Beneficiary survives the Participant,
                                    payments shall be made equally to all such beneficiaries, unless otherwise provided in the Beneficiary form. Nothing herein shall prevent the Participant from designating primary and secondary Beneficiaries.
                                    Elections made by a Participant as to the timing and method of payment shall be binding on all Beneficiaries named by the Participant in his or her most recently dated Beneficiary form.

1.4      BENEFIT                    The date on which a Participant's benefit is
         DISTRIBUTION               payable under the Plan as elected by the
         DATE                       Participant in his or her initial Deferral
                                    Agreement. A Participant shall have no right to receive payment of his or her benefit until reaching his or her Benefit
                                    Distribution Date.

1.5      CHANGE OF CONTROL          The purchase or other acquisition by any
                                    person, entity or group of persons within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 ("ACT"), (or any comparable successor provisions, of beneficial ownership within the meaning of Rule 13d-3 promulgated under the ACT) of 30 percent or more of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally, or the approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50 percent of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated
                                    Company's then outstanding securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the Company's assets.

1.6      CODE                       The Internal Revenue Code of 1986, as
                                    amended.

1.7      COMPANY                    The corporation or business entity which
                                    adopts this Plan and any member of a
                                    controlled group of corporations, all
                                    commonly controlled trades or businesses and any member of an affiliated service group.

1.8      COMPENSATION               The total annual remuneration for employment
                                    or contracted services received by an
                                    Employee or Independent Contractor from the Company and reported on his or her tax Form
                                    W-2 and/or Form 1099. Compensation shall also include amounts deferred under this Plan, under a Cafeteria Plan described at Code Section 125, under a Cash or Deferred
                                    Plan


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                                    described at Code Section 401(k) and under
                                    any other Company plan qualified under Code
                                    Section 401(a) sponsored by the Company.
                                    Compensation shall only include remuneration earned while an individual is an Employee or Independent Contractor of the Company.

1.9      DEFERRAL                   The written agreement between an eligible
         AGREEMENT                  Employee and the Company to defer receipt by
                                    the Employee of Compensation not yet earned.
                                    Such agreement shall state the deferral
                                    amount or percentage of Compensation to be withheld from the Employee's Compensation and shall state the date on which the agreement is effective as provided at paragraph 3.1.

1.10     DEFERRALS                  That portion of an Employee's Compensation
                                    which is deferred under the terms of this Plan. Such Compensation cannot yet have been earned by the Employee at the time of the Participant's election to defer.

1.11     DISTRIBUTABLE EVENT        An event described at paragraph 6.2 of the
                                    Plan and at section II(a) of the Adoption
                                    Agreement which will cause a Participant's benefit to be payable on the next following
                                    Benefit Distribution Date.

1.12     EFFECTIVE DATE             The date on which the Company's Nonqualified
                                    Deferred Compensation Plan or any amendment thereto becomes effective.

1.13     EMPLOYEE                   Any person employed by the Company as a
                                    common-law employee, a member of the board of directors of the Company or an Independent Contractor deemed to be an Employee by the Company. Individuals who shall be treated as Employees for purposes of the Plan shall be limited to those individuals who are within a select group of management or highly compensated Employees as determined by the Company in its sole discretion.

1.14     ENTRY DATE                 The date on which an Employee commences
                                    participation in the Plan as determined by the Company in the Adoption Agreement.

1.15     ERISA                      The Employee Retirement Income Security Act
                                    of 1974, as amended.

1.16     INDEPENDENT CONTRACTOR     Individuals other than partnerships or
                                    corporations who perform services on a
                                    contractual basis for the Company.
                                    Independent Contractors may be deemed to be Employees for purposes of this Plan if so elected by the Company. The Company, in its sole discretion shall determine whether any Independent Contractor shall be treated as an Employee for purposes of this Plan only.

1.17     NONQUALIFIED               A plan, within the meaning of ERISA Section
         DEFERRED                   201(2), the purpose of which is to permit a
         COMPENSATION               select group of management or highly
         PLAN                       compensated Employees to defer receipt of a
                                    portion of their Compensation to a future date.

1.18     PARTICIPANT                An Employee who is eligible to participate
                                    in the Plan and who is currently deferring a portion of his or her Compensation under this Plan. An Employee or former Employee who has previously deferred a portion of his or her Compensation under the Plan and who is still entitled to the payment of benefits under the Plan shall also be considered a Participant.

1.19     PLAN                       The Nonqualified Deferred Compensation Plan
                                    established by the Company under the terms of this document and the accompanying
                                    Adoption Agreement.

1.20     PLAN YEAR                  The 12 consecutive month period as defined
                                    by the Company in the Adoption Agreement.


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1.21     SEPARATION FROM            The severance of an Employee's employment
         SERVICE                    with the Company for any reason.

1.22     SPONSOR                    Great-West Life & Annuity Insurance Company
                                    and any member of the same controlled group of corporations and any corporation which succeeds the Sponsor by merger or by acquisition of assets. The term Sponsor shall apply to the organization sponsoring this document and supporting administrative forms and not to a Company who may utilize this document and supporting administrative forms to establish a nonqualified deferred compensation plan for a select group of management or highly compensated employees.

1.23     TRUST                      The agreement, if any, between the Company
                                    and the Trustee under which any assets
                                    delivered by the Company to the Trustee will be held and managed. Any assets held under the terms of the Trust shall be the exclusive property of the Company and shall be subject to creditor claims of the Company. Participants shall have no right secured or unsecured to any assets held under the terms of any Trust which may be adopted by the Company.

1.24     TRUSTEE                    If the Company adopts a Trust, the
                                    institution named by the Company in the
                                    Trust agreement and any corporation which succeeds the Trustee by merger or by acquisition of assets.

1.25     VALUATION DATE             The date on which Participant accounts are
                                    valued hereunder.



GREAT-WEST LIFE AND ANNUITY               7
G1687(REV5/97)

                                   ARTICLE II
                            ELIGIBILITY REQUIREMENTS

2.1      PARTICIPATION              Employees who meet the eligibility
                                    requirements set forth in the Adoption
                                    Agreement on the date the Plan is adopted by the Company shall become Participants on the first Entry Date following the date of adoption. Employees who have not satisfied the eligibility requirements on the date of adoption shall become Participants on the Entry Date immediately following the date on which they meet the eligibility requirements. In the event an Employee who is not a member of the eligible class of Employees becomes a member of the eligible class, such Employee shall be eligible to participate on the Entry Date immediately following the date on which the Employee becomes a member of the eligible class.

2.2      CHANGE IN                  In the event a Participant becomes
         CLASSIFICATION             ineligible to participate because
         OF EMPLOYMENT              he or she is no longer a member of
                                    an eligible class of Employees,
                                    such Employee shall be eligible to
                                    participate on the Entry Date which
                                    follows his or her return to an
                                    eligible class of Employees.

2.3      COMPUTATION                To determine Years of Service for
         PERIOD                     eligibility purposes, the 12-consecutive
                                    month period shall commence on the date on which an Employee first performs an hour of service for the Company and each anniversary thereof, such that the succeeding
                                    12-consecutive month period commences with the employee's first anniversary of employment and so on. An hour of service shall mean each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Company.

2.4      SERVICE WITH               All Years of Service with other members of a
         CONTROLLED                 controlled group of corporations as defined
         GROUPS                     in Code Section 414(b), trades or businesses
                                    under common control as defined in Code
                                    Section 414(c), or members of an affiliated service group as defined in Code Section
                                    414(m), if applicable, shall be credited for purposes of determining an Employee's eligibility to participate.



GREAT-WEST LIFE & ANNUITY                          8
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
\                                   ARTICLE III
                            DEFERRAL OF COMPENSATION

3.1      DEFERRAL AGREEMENT         The Participant shall enter into a Deferral
                                    Agreement with the Company authorizing the deferral of all or part of the Participant's
                                    Compensation under the Plan earned during the period in which the individual participates in the Plan. The Participant's initial Deferral Agreement shall also specify the Distributable Events elected by the Participant, the Benefit, Distribution
                                    Date and the method of payment with respect to benefits attributable to Deferrals and Company contributions, if any, for the initial Plan Year and for each year thereafter. The election with respect to the Distributable Events, Benefit Distribution
                                    Date and method of payment shall be
                                    irrevocable. Employees who are eligible on the date the Plan is first effective may make an election to defer Compensation within 30 days after the Effective Date for services to be performed after the Entry
                                    Date. Notwithstanding the preceding
                                    sentence, if the Company selects the
                                    Effective Date as the Entry Date, then the period of service upon which deferrals are based shall commence after the date the Employee elects to defer Compensation.
                                    Employees first becoming eligible after the date the Plan is effective may make an election to defer Compensation within 30 days after the Participant's initial eligibility date for services to be performed after the Entry Date. In no event shall an Employee be permitted to defer
                                    Compensation for a pay period which has
                                    commenced prior to the date on which the Deferral Agreement is signed by the Employee and accepted by the Plan Administrator.

3.2      DEFERRAL PROCEDURE         Upon receipt of a properly completed and
                                    executed Deferral Agreement the
                                    Administrator shall notify the Company to commence to withhold that portion of the Participant's Compensation specified in the agreement. In no event will the Participant be permitted to defer more than the amount specified by the Company in the Adoption
                                    Agreement.

3.3      AMENDING DEFERRAL          A Participant shall be permitted to increase
         AGREEMENT                  or decrease his or her Deferrals by filing
                                    an amended Deferral Agreement with the
                                    Administrator. Such amendment shall be
                                    effective on the first day of the first
                                    payroll period beginning in the next Plan
                                    Year which follows the date on which the amended Deferral Agreement is received by the Administrator.

3.4      TERMINATION OF             The Company shall have the right to
         DEFERRAL AGREEMENT         terminate an Employee's Deferral Agreement
                                    at any time upon written notice to the
                                    Employee. Such termination shall be
                                    effective on the first day of the next
                                    payroll period. In no event shall the
                                    Company have the right to terminate a
                                    Deferral Agreement with respect to
                                    Compensation already deferred. The Employee shall also have the right to terminate his or her Deferral Agreement upon written notice to the Plan Administrator. Such termination shall be effective on the first day of the first payroll period following the date on which the termination request is received by the Administrator. The Employee shall not be permitted to reinstate a new
                                    Deferral Agreement until the first day of the first payroll period beginning in the Plan Year following the date on which a new
                                    Deferral Agreement is received by the
                                    Administrator.




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G1687(REV5/97)
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                                   ARTICLE IV
                              COMPANY CONTRIBUTIONS

4.1      EMPLOYEE DEFERRALS         The Company shall remit to the Sponsor all
                                    amounts deferred by Participants under the terms of their respective Deferral
                                    Agreements. Remittance by the Company shall be made as soon as administratively feasible following the date the funds were withheld from the Participant's Compensation but not later than 30 business days following the date withheld. Any such Deferrals held by the Sponsor plus any investment earnings thereon shall remain the property of the Company and shall be subject to the claims of the Company's creditors.

4.2      COMPANY                    The Company may make matching or
         CONTRIBUTIONS              discretionary contributions under the terms
                                    of the Plan. The amount of the Company's discretionary and/or matching contribution and the formula(s) for allocating such contributions will be determined by the Company in the Adoption Agreement. Any such contributions plus the earnings thereon shall be held by the Sponsor but shall remain the property of the Company and shall be subject to the claims of the Company's creditors. Any Company contributions made under the Plan shall be transmitted to the Sponsor not less frequently than annually.

4.3      RESPONSIBILITY FOR         The Company has sole responsibility for
         CONTRIBUTIONS              remitting Employee Deferrals and Company
                                    contributions to the Sponsor for investment purposes. The Sponsor shall have no duty to determine whether the funds paid by the Company are the correct amount or that they have been transmitted in a timely manner.

                                       10


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G1687(rev5/97)
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                                    ARTICLE V
                        PARTICIPANT ACCOUNTS AND REPORTS

5.1      ESTABLISHMENT OF           The Administrator shall establish and
         ACCOUNTS                   maintain individual bookkeeping accounts on
                                    behalf of each Participant for purposes of determining each Participant's benefits under the Plan. Separate sub-accounts shall be established for each Participant with respect to each different type of contribution elected in the Adoption
                                    Agreement and for each Deferral Agreement for which a different form of payment has been elected.

5.2      ACCOUNT                    The Administrator shall add to each
         MAINTENANCE                Participant's account amounts representing:

                                          -   Employee Deferrals,

                                          -   Company matching or discretionary
                                              contributions, if applicable, and

                                          -   Investment earnings.

                                    The Administrator shall deduct from each Participant's account amounts representing:

                                          -   Distributions to the Participant
                                              or Beneficiary,

                                          -   Investment losses,

                                          -   and any Plan administrative
                                              expenses attributable to the
                                              Participant's benefits under the
                                              Plan which are paid from funds
                                              accumulated by the Company in
                                              trust or otherwise as a reserve to
                                              satisfy the Company's liabilities
                                              under the Plan.

                                    Investment gains and losses will be
                                    determined on the basis of the performance of investment preferences selected by each Participant from such investment options as the Administrator may specify from time to time. The Administrator is not, however, required to purchase or hold assets in accordance with Participant's investment preferences.

5.3      VALUATION OF               As of each Valuation Date the Administrator
         ASSETS                     shall determine the fair market value of all
                                    assets held under the terms of the Plan. The valuation of securities traded on a national securities exchange shall be determined on the last business day of the valuation period in accordance with established or recognized industry standards for the valuation of traded securities.

5.4      ALLOCATION                 The Company's matching contributions, if
         METHODS                    any, shall be allocated to eligible
                                    Participants in accordance with the
                                    allocation formula elected in the Adoption
                                    Agreement. The Company's discretionary
                                    contribution, if any, shall be allocated to eligible Participants in proportion to each such Participant's compensation as a percentage of the aggregate compensation paid to all such eligible Participants. If contributions are invested in mutual funds or other pooled investment fund, the investment earnings allocable to each such Participant shall be determined by reference to the value of the applicable fund.

5.5      VALUATION DATE             The fair market value of each Participant's
                                    benefit shall be valued as of the close of business each day on which securities are traded on a national securities market. If securities are not traded on a national securities market on the last day of the Plan Year, the fair market value of a Participant's benefit shall be determined with reference to the value of securities traded on the most recent day preceding the last day of the Plan Year.

                                       11

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G1687(rev5/97)
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                                   ARTICLE VI
                           BENEFITS AND DISTRIBUTIONS

6.1      BENEFITS                   A Participant's or Beneficiary's benefit
                                    payable under the Plan shall be determined by reference to the value of the Participant's account balance at the time of a Distributable Event under the Plan. Such benefit shall be payable from the general assets of the Company which includes any assets which may be held in trust. In no event will a Participant's right to a benefit under this Plan give such Participant a secured right or claim on any assets held by the Company in trust or otherwise as a reserve to fulfill its obligations under the Plan.

6.2      DISTRIBUTABLE              A Participant's benefit shall be payable as
         EVENT                      soon as administratively feasible following
                                    the Benefit Distribution Date coincident with or first following the earlier of the date on which:

                                           -    The Participant attains his or
                                                her normal retirement age,

                                           -    The Participant terminates
                                                employment with the Company,

                                           -    The Participant dies,

                                           -    Termination of the Plan under
                                                paragraph 9.2 hereof, and

                                           -    As otherwise provided in the
                                                Adoption Agreement and elected
                                                by a Participant in his or her
                                                initial Deferral Agreement.

                                    No Participant shall have any right to
                                    receive payment of his or her benefit under the Plan prior to the Benefit Distribution Date.

6.3      FORM OF PAYMENT            A Participant's benefit shall be paid in the
                                    form of a lump sum or installments. If
                                    Installment payments are elected by the
                                    Participant in his or her initial Deferral
                                    Election, such payments shall be made
                                    monthly. Installment payments may be made over any period not in excess of the life expectancy of the Participant. Any election of a form of payment must be made by the Participant prior to the first period of service for which a Deferral is made. Such election as to the form of payment may not be changed in connection with a future deferral election by a Participant under the Plan.

6.4      PAYMENT MEDIUM             The Company will pay a lump sum distribution
                                    in the form of cash or in kind. Installment payments will always be paid in the form of cash.

6.5      DEATH BENEFITS             Any benefit to which a deceased Participant
                                    is entitled to receive under the Plan shall be paid to such Participant's Beneficiary.
                                    Such death benefit shall be paid in
                                    accordance with the form of payment elected by the Participant as provided at paragraph
                                    6.3 hereof.


6.6      BENEFICIARY                A Participant shall have the right to
         DESIGNATION                designate a beneficiary and to amend or
                                    revoke such designation at any time in
                                    writing. Such designation, amendment or
                                    revocation shall be effective upon receipt by the Administrator. A Participant may not, however, change his or her Beneficiary
                                    (during the life of such Beneficiary) after payments have commenced under an installment payment option where the payment period is determined by reference to the life expectancy of the Participant and his or her Beneficiary.

6.7      NO BENEFICIARY             If no beneficiary designation is made, or if
                                    the beneficiary designation is held invalid, or if no Beneficiary survives the Participant and benefits remain payable following the Participant's death, the
                                    Administrator shall direct that payment of benefits be made to the person or persons in the first category in which there is a survivor. The categories of successor beneficiaries, in order, are as follows:

                                          -    Participant's spouse;

                                          -    Participant's descendants, per
                                               stirpes (eligible descendants
                                               shall be determined by the
                                               intestacy laws of the state in
                                               which the decedent is domiciled);

                                          -    Participant's parents;

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G1687(rev5/97)

                                          -    Participant's brothers and
                                               sisters (including step brothers
                                               and step sisters); and

                                          -    Participant's estate.

6.8      HARDSHIP
         WITHDRAWAL                 A Participant who incurs a severe financial
                                    hardship resulting from an unforeseeable emergency may request a hardship withdrawal of his or her Deferrals and Company related vested contributions and any investment earnings on such Deferrals or Company related contributions. An unforeseeable emergency is a sudden and unexpected illness or accident of the Participant or of a dependent of the Participant as defined at Code Section 152(a), a loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the participant. An unforeseeable emergency shall not include the need to send a Participant's child to college or the desire to purchase a home. A request for hardship withdrawal shall be submitted to the Administrator in writing and shall describe the unforeseeable emergency and state that the hardship cannot be relieved:

                                          -    Through reimbursement or
                                               compensation by insurance or
                                               otherwise,

                                          -    By liquidation of the
                                               Participant's assets, to the
                                               extent the liquidation of such
                                               assets would not itself cause
                                               severe financial hardship, or

                                          -    By cessation of deferrals under
                                               the Plan.

                                          -    The Administrator shall have sole
                                               authority to approve or
                                               disapprove of all requests for
                                               a hardship withdrawal and shall
                                               evaluate all such requests in a
                                               uniform and nondiscriminatory
                                               manner.

6.9      CLAIMS                     A Participant or authorized representative
         PROCEDURE                  of a Participant may submit to the Plan
                                    Administrator questions regarding Plan
                                    Benefits or a claim for the payment of
                                    benefits. Such question or claim may be
                                    submitted at any time. However, benefit
                                    payments shall not be payable earlier than permitted by the Plan. The Administrator shall accept, reject, or modify such request and shall send written notification to the Participant setting forth the response of the Administrator and in the case of a denial or modification the Administrator shall:

                                    state the specific reason or reasons for the denial,

                                    provide specific reference to pertinent Plan provisions on which the denial is based,

                                    provide a description of any additional
                                    material, data or information necessary for the Participant or his representative to perfect the claim and an explanation of why such material or information is necessary, and explain the Plan's claim review procedure.

                                    In the event the request is rejected or
                                    modified, the Participant or his
                                    representative may appeal within 60 days following receipt by the Participant or representative of such rejection or modification, by submitting a written request for review by the administrator of its initial decision. Within 60 days following such request for review, the Administrator shall render its final decision in writing to the Participant or representative stating specific reasons for such decision. If the Participant or representative is not satisfied with the Administrator's final decision, the Participant or representative can institute an action in a court of competent jurisdiction.


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
                                   ARTICLE VII
                                     VESTING

7.1      DEFERRALS                  Benefits attributable to Compensation
                                    deferred under the terms of this Plan shall be nonforfeitable. However, such benefits shall not be payable to or for the benefit of a Participant until there is a Distributable Event under the Plan.

7.2       COMPANY                   Benefits attributable to Company
          CONTRIBUTIONS             discretionary and matching contributions
                                    shall become nonforfeitable upon the earlier of the Participant completing the Service requirement in the Adoption Agreement, upon reaching normal retirement age or upon death. A Participant's benefits shall also become fully vested in the event the Plan is terminated in accordance with paragraph 9.2 and in the event of a Change Of Control as defined at paragraph 1.5. All other distributable events will vest according to the terms elected in the Adoption Agreement.

7.3      COMPUTATION                A Participant's Service for purposes of
         PERIOD                     vesting is determined with reference to the
                                    Plan Year. A Participant shall be credited with one year of service with respect to each Plan Year during which the Participant completes at least 1,000 hours of service.

7.4      ASSETS                     Regardless of a Participant's vested status,
                                    no Participant shall have any vested
                                    interest in or claim on any assets held in trust or otherwise either before or after the Participant attains his or her Benefit
                                    Distribution Date. A Participant's vested interest in benefits payable under the Plan shall be determined in accordance with paragraph 7.1, 7.2 and the election made by the Company in the Adoption Agreement. A
                                    Participant's option to state an investment preference under paragraph 5.7 hereof shall not give a Participant or Beneficiary any ownership right or interest in any asset held in trust or otherwise by the Company as a reserve to satisfy its obligations under the Plan.

                                    All amounts deferred under the Plan, all property and right purchased with such amounts, and all income attributable to such amounts, property or rights will remain (until made available to Participants and Beneficiaries) solely the property of the Company, subject only to the claims of the Company's general creditors. Participants and Beneficiaries have only the status of general unsecured creditors of the Company with respect to Plan payments, and the Plan is only a contractual agreement by the Company to make Plan payments in the future.

7.5      UNFUNDED PLAN              In no event will the assets accumulated by
                                    the Company in Trust or otherwise be
                                    construed as creating a funded Plan under the applicable provisions of the Employee
                                    Retirement Income Security Act, as amended, or under the Internal Revenue Code of 1986, as amended, or under the provisions of any other applicable statute or regulation. In this connection, any funds set aside by the Company in trust shall be administered in accordance with the terms of the Trust.


7.6      ASSIGNMENT                 No Participant or Beneficiary of a deceased
         AND ALIENATION             Participant shall have the right to
                                    anticipate, assign, transfer, sell,
                                    mortgage, pledge or hypothecate any benefit under this Plan. The Administrator shall not recognize any attempt by a third party to attach, garnish or levy upon any benefit under the Plan except as provided by law or under the terms of a domestic relations order as described at Code Section 414(p).


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
                                  ARTICLE VIII
                               PLAN ADMINISTRATION

8.1      ADMINISTRATOR              The Plan shall be administered by the
                                    individual selected by the Company. If no Administrator is named by the Company or the named Administrator has resigned or otherwise cannot perform the administrative duties under the Plan, the Compensation
                                    Committee of the Board Of Directors of the Company shall serve as Administrator. If no Compensation Committee exists, then the
                                    Board of Directors of the Company shall
                                    serve as the Administrator. However, in no event shall any Participant who sits on the Compensation Committee or Board participate in any decision concerning his or her benefit under the Plan. The Administrator shall serve at the pleasure of the Company who shall have the right to remove the Administrator at any time upon 30 days written notice. The Administrator shall have the right to resign upon 30 days written notice to the Company.

8.2      DUTIES OF                  The Administrator shall be responsible to
         ADMINISTRATOR              perform all administrative functions of the
                                    Plan. These duties include but are not
                                    limited to:

                                    Communicating with Participants in
                                    connection with their rights and benefits under the Plan.

                                    Reviewing investment preferences received from Participants.

                                    Arranging for the payment of taxes
                                    (including income tax withholding, expenses and benefit payments to Participants under the Plan.

                                    Filing any returns and reports due with
                                    respect to the Plan.

                                    Interpreting and construing Plan provisions and settling claims and domestic relations orders in connection with Plan benefits.

                                    Serving as the Plan's designed
                                    representative for the service of advises, reports, claims or legal process.

8.3      DELEGATION OF              The Administrator shall retain the right to
         DUTIES AND                 delegate some or all of its ministerial
         EMPLOYMENT OF AGENTS       duties required for the proper
                                    administration of the Plan to third parties.
                                    The Administrator shall also have the right and authority to employ agents such as accountants, auditors, attorneys, actuaries or any other professionals it deems necessary in the performance of any of its duties required under Plan terms.

8.4      COMPANY                    The Company has sole responsibility for the
                                    adoption and maintenance of the Plan. The
                                    Company through its Board shall have the power and authority to appoint the Plan's
                                    Administrator and any other professionals, including a Trustee, as may be required for the administration of the Plan or the Trust.
                                    The Company shall also have the right to remove any individual or party appointed to perform administrative, investment, fiduciary or other functions under the Plan.
                                    The Company may delegate any of its powers to the Plan Administrator, Board Member or
                                    Committee of the Board.

8.5      ADMINISTRATIVE             All reasonable costs, charges and expenses
         FEES AND                   incurred by the Administrator or the Trustee
         EXPENSES                   in connection with the administration of the
                                    Plan or the Trust shall be paid by the
                                    Company. Any fees due the Sponsor shall
                                    either be billed to the Company by the
                                    Sponsor or will be charged against assets held by the Sponsor as agreed between the Company and the Sponsor. Notwithstanding the foregoing, no Compensation other than reimbursement for expenses shall be paid to an Administrator who is an Employee of the Company.


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
                                   ARTICLE IX
                            AMENDMENT AND TERMINATION

9.1      AMENDMENT                  The Company may at any time amend this Plan
                                    without the consent of any Participant or Beneficiary hereunder provided that any amendment shall become effective on the first day of the Plan Year following the date on which the amendment is adopted by the Company and that Participants and Beneficiaries be notified of such amendment not less than 30 days prior to the effective date thereof. The notice shall include an explanation of the amendment and its effects on the Participant's rights and benefits under the Plan. No amendment shall deprive a Participant or Beneficiary of any of the benefits which he or she has accrued under the Plan.

9.2      TERMINATION                Although the Company has established this
                                    Plan with a bona fide intention and
                                    expectation to maintain the Plan
                                    indefinitely, the Company may terminate or discontinue the Plan in whole or in part on the earlier of the date on which there is a Change of Control or as of the first business day in the Plan Year following the date on which the Company elects to terminate. Upon Plan termination, no further
                                    Deferrals or Company contributions shall be made except that the Company shall be responsible to pay any benefit attributable to Deferrals and Company contributions accrued as of the day preceding the effective date of termination plus investment earnings and less investment losses, taxes and expenses chargeable to the Participant's account up to the Benefit
                                    Distribution Date. The Administrator shall make distribution of the Participant's benefit as of the next Benefit Distribution
                                    Date.

Great-West Life & Annuity
G1687(rev5/97)

                                    ARTICLE X
                                  MISCELLANEOUS

10.1     TOTAL AGREEMENT            This Plan, the executed Adoption Agreement
                                    and related administrative forms shall
                                    constitute the total agreement or contract between the Company and the Participant regarding the Plan. No oral statement regarding the Plan may be relied upon by the Participant.

10.2     EMPLOYMENT RIGHTS          Neither the establishment of this Plan nor
                                    any modification thereof, nor the creation of any Trust or account, nor the payment of any benefits, shall be construed as giving a Participant or other person a right to employment with the Company or any other legal or equitable right against the Company except as provided in the Plan. In no event shall the terms of employment of any Employee be modified or in any way be affected by the Plan.

10.3     GOVERNING LAW              Construction, validity and administration of
                                    this Plan including the accompanying
                                    Adoption Agreement and administrative forms shall be governed by applicable Federal law and applicable state law in which the principal office of the Company is located.

Great-West Life & Annuity
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                                       18